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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the use in this Registration Statement on Form S-1 of our reports and to all references to our Firm, included in or made a part of this Registration Statement.

   /s/  ARTHUR ANDERSEN LLP

   Salt Lake City, Utah
   February 22, 2002